GOLDMAN SACHS ETF TRUST
Goldman Sachs Access Emerging Markets USD Bond ETF
(the “Fund”)
Supplement dated June 8, 2023 to the
Prospectus dated December 29, 2022, as supplemented to date
The following replaces the table and accompanying footnotes under “Goldman Sachs Access Emerging Markets USD Bond ETF—Summary—Fees and Expenses of the Fund” in the Prospectus:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.45%
Distribution and Service (12b‑1) Fee	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.45%
Fee Waiver[1]	(0.06)%
Total Annual Fund Operating Expenses After Fee Waiver	0.39%

[1]
The Investment Adviser has agreed to waive its management fee in order to achieve an effective net management fee rate of 0.39% as an annual percentage rate of average daily net assets of the Fund until February 17, 2025, and prior to such date the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees.

This Supplement should be retained with your Prospectus for future reference.

ACFIETF8TBDSTK 06‑23